Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

23) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through April 14, 2014, the date at which the audited condensed consolidated and combined carve-out financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On February 14, 2014, the Partnership paid a quarterly cash distribution of $0.435 per unit with respect to the quarter ended December 31, 2013. The aggregate amount of the paid distribution was $20.8 million. This corresponds to US $1.74 per outstanding unit on an annualized basis.

In February 2014, the Partnership entered into two interest rate swap agreements effective in February 2014, and ending in August 2018. The interest rate swap agreements have a total initial notional amount of $50.0 million. Under the terms of the interest rate swap agreements, the Partnership will receive from the counterparty interest on the notional amount based on three-month LIBOR and will pay to the counterparty a fixed rate of 1.45%.

We have been notified that BG Group will not exercise its option to extend the Windsor Knutsen time charter after the expiration of its initial term. The vessel will be redelivered between June 30 and August 30, 2014 at BG Group’s option. The process of reemploying the vessel is ongoing. Pursuant to our omnibus agreement with KNOT, in the event the Windsor Knutsen is not receiving from any charterer a rate of hire that is equal to or greater than the rate of hire that would have been in effect in the event BG Group had exercised its option under the existing Windsor Knutsen charter, KNOT shall pay us such rate of hire that would have been in effect for a period up to April 15, 2018, subject to certain limitations as described in our omnibus agreement.